                                                                      EXHIBIT 24






                                POWER OF ATTORNEY




I, Robert P. Collins, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint Nickolas A. Branica, David P. Berg and Kay D. Carter, or any of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 2000, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.





Dated:  03/15/01

         /s/ Robert P. Collins
         Robert P. Collins

                                                                      EXHIBIT 24






                                POWER OF ATTORNEY




I, Barbara J. Dreyer, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint Nickolas A. Branica, David P. Berg and Kay D. Carter, or any of them, , my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 2000, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.







Dated:  03/15/01

         /s/ Barbara J. Dreyer
         Barbara J. Dreyer

                                                                      EXHIBIT 24






                                POWER OF ATTORNEY




I, John W. Rosenblum, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint Nickolas A. Branica, David P. Berg and Kay D. Carter,, or any of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 2000, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.






Dated:  03/01/01

         /s/ John W. Rosenblum
         John W. Rosenblum

                                                                      EXHIBIT 24






                                POWER OF ATTORNEY




I, Robert E. Spekman, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint Nickolas A. Branica, David P. Berg and Kay D. Carter, or any of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 2000, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.







Dated:  03/15/01

         /s/ Robert E. Spekman
         Robert E. Spekman

                                                                      EXHIBIT 24






                                POWER OF ATTORNEY




I, Dianne C. Walker, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint Nickolas A. Branica, David P. Berg and Kay D. Carter, or any of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 2000, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.








Dated:  03/01/01

         /s/ Dianne C. Walker
         Dianne C. Walker

                                                                     EXHIBIT 24






                                POWER OF ATTORNEY




I, Nickolas A. Branica, a duly elected Director of COMDIAL CORPORATION, a Delaware corporation, do hereby constitute and appoint David P. Berg and Kay D. Carter, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, for me and in my name, place and stead, in any and all capacities (including without limitation, as Director of Comdial), to sign Comdial's Annual Report on Form 10-K for the year ended December 31, 2000, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof. This power of attorney shall not terminate upon my disability.






Dated:  03/14/01

         /s/ Nickolas A. Branica
         Nickolas A. Branica